UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  NOVEMBER 18, 2004

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

           COLORADO                       000-28947            84-1374613
     (State or Other Jurisdiction     (Commission File      (I.R.S. Employer
          of Incorporation)                Number)        Identification Number)

                                13855 STOWE DRIVE
                             POWAY, CALIFORNIA 92064
               (Address of Principal Executive Offices) (Zip Code)

Registrant's  telephone  number,  including  area  code:  (858)  375-2030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      PAGE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


     Effective November 18, 2004 SpaceDev, Inc. announced that its Board of Directors has appointed Richard B. Slansky to the position of President, also granting him a seat on the Company's Board of Directors. Mr. Slansky will remain SpaceDev's Chief Financial Officer and Corporate Secretary, positions he has held since joining the Company in February 2003. There were no changes to the original employment agreement between Mr. Slansky and SpaceDev. Mr. Slansky will receive no additional compensation for his services as a director of the Company, and is not expected to hold a position on any of the existing committees of the Board of Directors.

     Mr. Slansky, age 47, joined us as our Chief Financial Officer and Secretary on February 10, 2003. Mr. Slansky served as interim Chief Executive Officer and Chief Financial Officer of Quick Strike Resources, Inc., an IT training, services and consulting firm, from July 2002 to February 2003. Previously, Mr. Slansky served as Chief Financial Officer, Vice President of Finance, Administration and Operations and Corporate Secretary for Path 1 Network Technologies, Inc., a company focused on merging broadcast and cable quality video transport with IP networks from May 2000 to July 2002. Before his tenure at Path 1, Mr. Slansky served as President, Chief Financial Officer and member of the Board of Directors of Nautronix, Inc., a marine electronics/engineering services company, from January 1999 to May 2000. Prior to Nautronix, Mr. Slansky served as Chief Financial Officer of Alexis Corporation, an international pharmaceutical research products technology company, from August 1995 to January 1999. He also served as President and Chief Financial Officer of C-N Biosciences, formerly Calbiochem, from July 1989 to July 1995. Mr. Slansky is currently serving on the Board of Directors of two privately held high technology companies, one closely held private real estate company and the not-for-profit Board of the Girl Scouts, San Diego-Imperial Council. Mr. Slansky earned a bachelor's degree in economics and science from the University of Pennsylvania's Wharton School of Business and a master's degree in business administration in finance and accounting from the University of Arizona.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  as  of  November  18,  2004.

                                                 SPACEDEV,  INC.

                                                 By:/s/ Richard B. Slansky
                                                 -------------------------
                                                 Richard  B. Slansky
                                                 President &
                                                 Chief  Financial  Officer